UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 1, 2007

Natrol, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

21411 Prairie Street, Chatsworth, California 91311

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 739-6000

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On November 1, 2007, the Board of Directors of Natrol, Inc., upon the recommendation of the Compensation Committee, approved additional compensation for Lead Director and for the Audit and Compensation Committee chairmen, effective November 1, 2007 for the current quarter. The following reflects the additional compensation to be paid to the Lead Director and the Audit and Compensation Committee chairmen:

Lead Director:	$1,500 per quarter
Audit Committee Chairman:	$2,000 per quarter
Compensation Committee Chairman:	$500 per quarter

Item 9.01       Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit Description

10.1	Summary of Additional Compensation for Lead Director, and for the Audit and Compensation Committee Chairmen

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2007	NATROL, INC.

	By:	/s/ Dennis Jolicoeur
Dennis Jolicoeur
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Summary of Additional Compensation for Lead Director, and for the Audit and Compensation Committee Chairmen